UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on September 7, 2008, Altria Group, Inc., a Virginia corporation (“Altria”), Armchair Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Altria (the “Merger Subsidiary”), and UST Inc., a Delaware corporation (“UST”), entered into an Agreement and Plan of Merger, dated as of September 7, 2008 (the “Merger Agreement”), which was amended on October 2, 2008 (the “Amendment”). Under the terms of the Merger Agreement and the Amendment, Merger Subsidiary will be merged with and into UST (the “Merger”), with UST surviving the Merger as a wholly-owned subsidiary of Altria. Copies of the Merger Agreement and the Amendment were filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2008 and October 3, 2008, respectively. The proposed Merger is subject to UST shareholder approval and other customary closing conditions.

In connection with the proposed Merger, Altria is providing financial statements set forth in Item 9.01 of this Current Report on Form 8-K and incorporated herein by reference.

Other Information

In connection with the proposed Merger, UST filed a definitive proxy statement on Schedule 14A and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”). The proxy statement has been sent or given to the shareholders of UST.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ UST’S DEFINITIVE PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC (AS THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders can obtain the documents filed with the SEC free of charge through the website maintained by the SEC at www.sec.gov. A free copy of the definitive proxy statement and other relevant documents also may be obtained from UST Inc., 6 High Ridge Park, Building A, Stamford, Connecticut 06905-1323, Attn: Investor Relations. In addition, investors and security holders may access copies of the documents filed with the SEC by UST on its website at www.ustinc.com.

Altria and UST and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from UST’s shareholders in connection with the Merger. Information about Altria’s directors and executive officers is set forth in Altria’s definitive proxy statement on Schedule 14A filed with the SEC on April 24, 2008 and Altria’s Annual Report on Form 10-K filed on February 28, 2008. Information about UST’s directors and executive officers is set forth in UST’s proxy statement on Schedule 14A filed with the SEC on March 24, 2008 and UST’s Annual Report on Form 10-K filed on February 22, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger is included in the definitive proxy statement that UST filed with the SEC on October 29, 2008.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Included as Exhibit 99.1 are the following audited historical financial statements of UST:

(i)	consolidated statement of operations for the years ended December 31, 2007, 2006 and 2005;

(ii)	consolidated statement of financial position at December 31, 2007 and 2006;

(iii)	consolidated statement of cash flows for the years ended December 31, 2007, 2006 and 2005;

(iv)	consolidated statements of stockholders’ (deficit) equity for the years ended December 31, 2007, 2006 and 2005; and

(v)	notes to consolidated financial statements.

Included as Exhibit 99.2 are the following unaudited historical financial statements of UST:

(i)	condensed consolidated statement of financial position at September 30, 2008 and December 31, 2007;

(ii)	condensed consolidated statement of operations for the three and nine months ended September 30, 2008 and 2007;

(iii)	condensed consolidated statement of cash flows for the nine months ended September 30, 2008 and 2007; and

(iv)	notes to condensed consolidated financial statements.

(b)	Pro Forma Financial Information

Included as Exhibit 99.3 are the following unaudited pro forma financial statements of Altria reflecting the proposed Merger and related transactions:

(i)	pro forma combined condensed balance sheet as of September 30, 2008 that gives effect to the proposed Merger and related transactions as if they had occurred on September 30, 2008 and related notes; and

(ii)	pro forma combined condensed statements of earnings for year ended December 31, 2007 and the nine months ended September 30, 2008 that gives effect to the proposed Merger and related transactions as if they had occurred on January 1, 2007 and related notes.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of UST

99.1	UST’s audited historical consolidated financial statements and related notes

99.2	UST’s unaudited historical condensed consolidated financial statements and related notes

99.3	Altria’s unaudited pro forma combined condensed financial statements and related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ Linda M. Warren
	Name:	Linda M. Warren
	Title:	Vice President and Controller

DATE: November 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of UST

99.1	UST’s audited historical consolidated financial statements and related notes

99.2	UST’s unaudited historical condensed consolidated financial statements and related notes

99.3	Altria’s unaudited pro forma combined condensed financial statements and related notes

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